Property and Equipment	12 Months Ended
Dec. 31, 2016
Property and Equipment

10. PROPERTY AND EQUIPMENT

	December 31
	2015	2016
	US$	US$
Cost:
Land	8,813	9,309
Buildings	21,254	29,232
Machinery and equipment	15,995	18,122
Furniture and fixtures	6,446	6,760
Leasehold and buildings improvement	4,656	4,911
Software	17,505	22,745

Total	74,669	91,079

Accumulated depreciation:
Buildings	2,648	2,708
Machinery and equipment	11,983	14,032
Furniture and fixtures	3,980	4,207
Leasehold and buildings improvement	3,358	3,591
Software	14,421	19,130

	36,390	43,668
Prepayment and construction in progress	12,190	481

	50,469	47,892

In April 2006, the Company leased properties located in Taipei, Taiwan, to a third party under a three-year operating lease. Net carrying value of the properties as of December 31, 2016 was US$728 thousand. The lessee renewed the three year operating lease with the Company in March 2015 and 2018. Annual rental income from the lease is about US$41 thousand each year.